独家购买权合同
Exclusive Option Agreement

本独家购买权合同（下称"本合同"）由以下各方于 2016 年4月26日在中华人民共和国（下称"中国"）北京签订：

This Exclusive Option Agreement (this "**Agreement**") is executed by and among the following Parties as of April 26, 2016 in Beijing, the People's Republic of China ("**China**" or the "**PRC**"):

甲方：　北京盈信益嘉网络科技有限公司，一家依照中国法律成立和存续的有限责任公司，地址为北京市怀柔区怀北镇怀北路 308 号。

Party A: **Beijing Yingxin Yijia Network Technology Co., Ltd.**, a limited liability company organized and existing under the laws of PRC, with its address at No. 308, Huaibei Road, Huaibei Town, Huairou District, Beijing.

乙方：

Party B:

林建欣

身份证号码：　350581198308041514

LIN Jianxin

ID Number:　350581198308041514

黄少勇

身份证号码：　35058119890712053X

HUANG Shaoyong

ID Number:　35058119890712053X

丙方：　圣盈信（北京）管理咨询有限公司，一家依照中国法律成立和存续的有限责任公司，地址为北京市朝阳区东三环中路 1 号 1 幢 1 单元 1501 内 13-14 单元。

Party C: Sheng Yingxin (Beijing) Management Consulting Co., Ltd., a limited liability company organized and existing under the laws of PRC, with its address at Unit 13-14, NO. 1501, Unit 1, Block 1, NO. 1 East Third Ring Middle Road, Chaoyang District, Beijing.

在本合同中，甲方、乙方和丙方以下各称"一方"，合称"各方"。

In this Agreement, each of Party A, Party B and Party C shall be referred to as a "Party" respectively, and they shall be collectively referred to as the "**Parties**".

鉴于：

Whereas:

乙方合计持有丙方 5000 万元人民币的注册资本（对应丙方 100%的股权权益），其中，林建欣持有丙方 4950 万元人民币的注册资本（对应丙方 99%的股权），黄少勇持有丙方 50 万元人民币的注册资本（对应丙方 1%的股权）；并且

Party B collectively holds registered capital of RMB50,000,000 of Party C (representing 100% of the equity interests in Party C), among which, LIN Jianxin holds registered capital of RMB49,500,000 of Party C (representing 99% of the equity interest in Party C) and HUANG

Shaoyong holds registered capital of RMB500,000 of Party C (representing 1% of the equity interest in Party C); and

乙方有意共同授予甲方一项购买丙方的全部股权的不可撤销的、专有的选择权；
Party B intends to collectively grant Party A an irrevocable and exclusive right to purchase all the equity interests in Party C then held by Party B.

现各方协商一致，达成如下协议：
Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1. <u>股权买卖</u>
<u>Sale and Purchase of Equity Interest</u>

1.1 授予权利
Option Granted

乙方在此不可撤销地授予甲方在中国法律允许的前提下，按照甲方自行决定的行使步骤，并按照本合同第 1.3 条所述的价格，随时一次或多次从乙方购买或指定一人或多人(各称为"被指定人")从乙方购买其所持有的丙方的全部或部分股权的一项不可撤销的、专有的选择权("股权购买权")。除甲方和被指定人外，任何第三人均不得享有股权购买权或其他与乙方股权有关的权利。丙方特此同意乙方向甲方授予股权购买权。本款及本合同所规定的"人"指个人、公司、合营企业、合伙、企业、信托或非公司组织。
Party B hereby irrevocably grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a "**Designee**") to purchase the equity interests in Party C then held by Party B once or at multiple times at any time in part or in whole at Party A's sole and absolute discretion to the extent permitted by Chinese laws and at the price described in Section 1.3 herein (such right being the "**Equity Interest Purchase Option**"). Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term "person" as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

1.2 行使步骤
Steps for Exercise of Equity Interest Purchase Option

甲方行使其股权购买权以符合中国法律和法规的规定为前提。甲方行使股权购买权时，应向乙方发出书面通知("股权购买通知")，股权购买通知应载明以下事项：(a)甲方关于行使股权购买权的决定；(b)甲方拟从乙方购买的股权份额("被购买的股权")；和(c) 被购买的股权的购买日/转让日。
Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the "**Equity Interest Purchase Option Notice**"), specifying: (a) Party A's decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased from Party B (the "**Optioned Interests**"); and (c) the date for purchasing the Optioned Interests and/or the date for transfer of the Optioned Interests.

1.3 股权买价及其支付

Equity Interest Purchase Price and Its Payment

除非甲方行权时中国法律要求评估外，被购买的股权的买价(“**股权买价**”)应共计为人民币1元。在依据中国法律对股权买价进行必要的税务代扣代缴以后，股权买价由甲方在被购买的股权正式转让至甲方名下之日起七（7）日内支付至乙方指定的帐户。

Unless an appraisal is required by the laws of China applicable to the Equity Interest Purchase Option when exercised by Party A, the purchase price of the Optioned Interests (the "**Equity Interest Purchase Price**") shall be RMB1 in total. After necessary withholding and paying of tax monies according to the applicable laws of China, the Equity Interest Purchase Price will be wired to bank account(s) specified by Party B by Party A within seven (7) days after the date on which the Optioned Interests are officially transferred to Party A.

1.4 转让被购买股权

Transfer of Optioned Interests

甲方每次行使股权购买权时：

For each exercise of the Equity Interest Purchase Option:

1.4.1 乙方应促使丙方及时召开股东会会议，在该会议上，应通过批准乙方向甲方和/或被指定人转让被购买的股权的决议；

Party B shall cause Party C to promptly convene a shareholders' meeting, at which a resolution shall be adopted approving Party B's transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2 乙方应与甲方和/或 (在适用的情况下)被指定人按照本合同及股权购买通知的规定，为每次转让签订股权转让合同；

Party B shall execute a share transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.4.3 有关各方应签署所有其他必要合同、协议或文件（包括但不限于公司章程修正案），取得全部必要的政府执照和许可（包括但不限于公司的营业执照），并采取所有必要行动，在不附带任何担保权益的情况下，将被购买的股权的有效所有权转移给甲方和/或被指定人并促使甲方和/或被指定人成为被购买的股权的登记在册所有人。为本款及本合同的目的，“**担保权益**”包括担保、抵押、第三方权利或权益，任何购股权、收购权、优先购买权、抵销权、所有权扣留或其他担保安排等；但为了明确起见，不包括在本合同、乙方股权质押合同项下产生的任何担保权益。本款及本合同所规定的“**乙方股权质押合同**”指甲方、乙方和丙方于本合同签署之日签订的股权质押合同（下称“**股权质押合同**”），根据股权质押合同，乙方为担保丙方能履行丙方与甲方于本合同签署之日签订的独家业务合作协议（下称“**独家业务合作协议**”）项下的义务，而向甲方质押其在丙方的全部乙方股权。

The relevant Parties shall execute all other necessary contracts, agreements or documents (including without limitation the Articles of Association of the

company), obtain all necessary government licenses and permits (including without limitation the Business License of the company) and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, "security interests" shall include securities, mortgages, third party's rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and Party B's Share Pledge Agreement. **"Party B's Share Pledge Agreement"** as used in this Section and this Agreement shall refer to the Share Pledge Agreement (**"Share Pledge Agreement"**) executed by and among Party B, Party C and Party A as of the date hereof, whereby Party B pledges all of its equity interests in Party C to Party A, in order to guarantee Party C's performance of its obligations under the exclusive business corporation agreement executed by and between Party C and Party A as of the date hereof (**"Exclusive Business Corporation Agreement"**).

2. 承诺 Covenants

2.1 有关丙方的承诺
Covenants regarding Party C

乙方（作为丙方的股东）和丙方在此承诺：
Party B (as the shareholders of Party C) and Party C hereby covenant as follows:

2.1.1 未经甲方的事先书面同意，不以任何形式补充、更改或修订丙方章程和规章，增加或减少其注册资本，或以其他方式改变其注册资本结构；
Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association and bylaws of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2 按照良好的财务和商业标准及惯例，保持其公司的存续，审慎地及有效地经营其业务和处理其事务，并且促使丙方履行其在独家业务合作协议项下的义务；
They shall maintain Party C's corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs, and to cause Party C to perform its obligations under the Exclusive Business Cooperation Agreement;

2.1.3 未经甲方的事先书面同意，不在本合同签署之日起的任何时间出售、转让、抵押或以其他方式处置丙方的任何资产、业务或收入的合法或受益权益，或允许在其上设置任何担保权益的产权负担；
Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner

any assets of Party C or legal or beneficial interest in the business or revenues of Party C, or allow the encumbrance thereon of any security interest;

2.1.4 在如3.6条所描述的法定清算后，乙方将向甲方全额支付其在非双向支付基础所收取的任何剩余残值，或促使发生该等支付行为。如中国法禁止该等支付，乙方将在中国法许可的情形下向甲方或甲方指定的一方支付该收入；
After mandatory liquidation described in Section 3.6 below, he will remit in full to the Party A any residual interest he receives in a nonreciprocal transfer or cause it happen. If such transfer is prohibited by the laws of PRC, he will remit the proceeds to Party A or its designated person(s) in a manner permitted under the laws of PRC；

2.1.5 未经甲方的事先书面同意，不发生、继承、保证或允许存在任何债务，但（i）在正常业务过程中而不是通过贷款产生的债务；和（ii）已向甲方披露并得到甲方书面同意的债务除外；
Without the prior written consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained;

2.1.6 一直在正常业务过程中经营丙方的所有业务，以保持丙方的资产价值，不进行可能影响其经营状况和资产价值的任何作为/不作为；
They shall always operate all of Party C's businesses during the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may affect Party C's operating status and asset value;

2.1.7 未经甲方的事先书面同意，不得促使丙方签订任何重大合同，但在正常业务过程中签订的合同除外(就本段而言，如果一份合同的价值超过人民币10万元，即被视为重大合同)；
Without the prior written consent of Party A, they shall not cause Party C to execute any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a value exceeding RMB 100,000 shall be deemed a major contract);

2.1.8 未经甲方的事先书面同意，不得促使丙方向任何人提供贷款或信贷或任何形式的担保；
Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit or guarantee in any form;

2.1.9 应甲方的要求，向其提供所有关于丙方的营运和财务状况的资料；
They shall provide Party A with information on Party C's business operations and financial condition at Party A's request;

2.1.10 如甲方提出要求，应从甲方接受的保险公司处购买和持有有关丙方资产和业务的保险，该保险的金额和险种应与经营类似业务的公司一致；
If requested by Party A, they shall procure and maintain insurance in respect of Party C's assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.11 未经甲方的事先书面同意，不得促使或允许丙方与任何人合并或联合，或对任何人进行收购或投资，或促使或允许丙方出售其价值在人民币10万元之上的资产；
Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person, and/or sell cause or permit Party C to sell assets with a value higher than RMB100,000;

2.1.12 应将发生的或可能发生的与丙方资产、业务或收入有关的任何诉讼、仲裁或行政程序立即通知甲方；
They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C's assets, business or revenue;

2.1.13 为保持丙方对其所有资产的所有权，应签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的申诉或对所有索偿进行必要和适当的抗辩；
To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.1.14 未经甲方事先书面同意，应确保丙方不得以任何形式派发股息予其股东，但一经甲方书面要求，丙方应立即将所有可分配利润分配给其股东；及
Without the prior written consent of Party A, they shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A's written request, Party C shall immediately distribute all distributable profits to its shareholders; and

2.1.15 应甲方的要求，应委任由其指定的任何人士担任丙方的董事以及/或者罢免在任的丙方的董事。
At the request of Party A, they shall appoint any persons designated by Party A as directors of Party C or replace any existing director(s) of Party C.

2.2 乙方和丙方的承诺
Covenants of Party B and Party C

乙方在此承诺：
Party B hereby covenants as follows:

2.2.1 未经甲方的事先书面同意，乙方不得出售、转让、抵押或以其他方式处置其拥有的丙方的股权的任何合法或受益权益，或允许在其上设置任何担保权益的产权负担，但根据乙方股权质押合同在该股权上设置的质押则除外；
Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B's Share Pledge Agreement;

2.2.2 乙方不得要求丙方就乙方拥有的丙方股权进行分红或其他形式的利润分配，不得提起与此相关的股东会决议事项、不得对该等股东会决议事项投赞同票。无论如何，如乙方收到任何丙方的收益、利润分配、分红，乙方应在中国法允许的范围内，立即为丙方之利益向甲方或甲方指定的一方支付或转账该等利润、利润分配、分红，作为丙方在独家业务合作协议下应向甲方支付的服务费。
Party B shall not put forward, or vote in favor of, any shareholder resolution to, or otherwise request Party C to, issue any dividends or other distributions with respect to his equity interest in Party C; provided, however, in the event that he receives any profit, distribution or dividend from Party C, he shall, as permitted under the laws of PRC, immediately pay or transfer such profit, distribution or dividend to Party A or to any party designated by Party A as service fees under the Exclusive Business Cooperation Agreement on behalf of Party C;

2.2.3 乙方应促使丙方股东会和/或董事会不批准在未经甲方的事先书面同意的情况下，出售、转让、抵押或以其他方式处置乙方拥有的丙方的股权的任何合法或受益权益，或允许在其上设置任何担保权益的产权负担，但根据乙方股权质押合同在该股权上设置的质押则除外；
Party B shall cause the shareholders' meeting and/or the board of directors of Party C not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, without the prior written consent of Party A, except for the pledge placed on these equity interests in accordance with Party B's Share Pledge Agreement;

2.2.4 乙方应促使丙方股东会或董事会不批准在未经甲方的事先书面同意的情况下，与任何人合并或联合，或对任何人进行收购或投资；
Party B shall cause the shareholders' meeting or the board of directors of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person, without the prior written consent of Party A;

2.2.5 乙方应将发生的或可能发生的关于其拥有的丙方的股权的任何诉讼、仲裁或行政程序立即通知甲方；
Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.6 乙方应促使丙方股东会或董事会表决其批准本合同规定的被购买的股权的转让并采取甲方可能要求的任何及所有其他行动；
Party B shall cause the shareholders' meeting or the board of directors of Party C to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.7 为保持其对丙方的股权的所有权，乙方应签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的申诉或对所有索偿进行必要和适当的抗辩；
To the extent necessary to maintain Party B's ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.2.8 应甲方的要求，乙方应委任由其指定的任何人士出任丙方的董事；
Party B shall appoint any designee of Party A as director of Party C, at the request of Party A;

2.2.9 应甲方随时要求，乙方应根据本合同项下的股权购买权向甲方的被指定人立即和无条件地转让其在丙方的股权，并且乙方在此放弃其对由丙方的另一现有股东进行股权转让的优先购买权（如有）；及
At the request of Party A at any time, Party B shall promptly and unconditionally transfer its equity interests in Party C to Party A's Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement, and Party B hereby waives its right of first refusal to the share transfer by the other existing shareholder of Party C (if any); and

2.2.10 乙方应严格遵守本合同及乙方、丙方与甲方共同或分别签订的其他合同的规定，履行本合同及其他合同项下的义务，并不进行可能影响其有效性和可强制执行性的任何作为/不作为。如果乙方对于本合同项下或本合同同造各方签署的股权质押合同项下或以甲方为受益人而授予的授权委托书项下的股权拥有任何剩余权利，除非根据甲方书面指示，否则乙方不得行使该等权利。
Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. To the extent that Party B has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under the Share Pledge Agreement among the same parties hereto or under the Power of Attorney granted in favor of Party A, Party B shall not exercise such rights except in accordance with the written instructions of Party A.

3. <u>陈述和保证</u>
<u>Representations and Warranties</u>

乙方和丙方特此在本合同签署之日和被购买的股权的每一个转让日向甲方共同及分别陈述和保证如下：
Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

3.1 其具有授权签订和交付本合同和其为一方的、关于在其项下将被转让的被购买的股权的任何股权转让合同(各称为"转让合同")，并履行其在本合同和任何转让合同项下的义务。乙方和丙方同意在甲方行使股权购买权时，签署与本合同条款一

致的转让合同。本合同和其是一方的转让合同构成或将构成其合法、有效及具有约束力的义务并应按照其条款针对其可强制执行；
They have the authority to execute and deliver this Agreement and any share transfer contracts to which they are a party concerning the Optioned Interests to be transferred thereunder (each, a "**Transfer Contract**"), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A's exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which they are a party constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2 无论是本合同或任何转让合同的签署和交付还是本合同或任何转让合同项下的义务均不得：(i)导致对中国的任何适用法律的任何违反；(ii)与丙方章程、规章或其他组织文件相抵触；(iii)导致对其是一方或对其有约束力的任何合同或文书的违反，或者构成其是一方或对其有约束力的任何合同或文书项下的任何违约；(iv)导致对向其任何一方颁发的任何执照或许可的授予和/或继续生效的任何条件的任何违反；或(v)导致向其任何一方颁发的任何执照或许可的中止或撤销或施加附加条件；
The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.3 乙方对其在丙方拥有的股权拥有良好和可出售的所有权。除乙方的股权质押合同外，乙方在该等股权上没有设置任何担保权益；
Party B has a good and merchantable title to the equity interests in Party C he holds. Except for Party B's Share Pledge Agreement, Party B has not placed any security interest on such equity interests;

3.4 丙方对其所有资产拥有良好和可出售的所有权，并且在上述资产上没有设置任何担保权益；
Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

3.5 丙方没有任何未偿还债务，但(i)在正常业务过程中发生的债务；及(ii)已向甲方披露并得到甲方书面同意的债务除外；
Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained;

3.6 如果丙方应中国法律要求解散或清算，丙方应在中国法律许可的范围内，并按中国法律允许的最低价格将其所有的资产出售予甲方或甲方指定的其他适格主体。丙方在届时有效的中国法适用范围内豁免甲方或其指定之适格主体因此而产生

的任何支付义务；或任何该交易产生之收益应在届时有效的中国法适用的范围内，作为独家业务合作协议下之服务费之一部分而支付予甲方或甲方指定的合格主体；
If the laws of PRC requires it to be dissolved or liquidated, Party C shall sell all of its assets to the extent permitted by the laws of PRC to Party A or another qualifying entity designated by Party A, at the lowest selling price permitted by applicable the laws of PRC. Any obligation for Party A to pay Party C as a result of such transaction shall be forgiven by Party C or any proceeds from such transaction shall be paid to Party A or the qualifying entity designated by Party A in partial satisfaction of the service fees under the Exclusive Business Corporation Agreement,as applicable under then-current the laws of PRC；

3.7 丙方遵守适用于资产收购的中国所有法律和法规；及
Party C has complied with all laws and regulations of China applicable to asset acquisitions; and

3.8 没有悬而未决的或可能发生的与在丙方的股权、丙方资产或丙方有关的诉讼、仲裁或行政程序。
There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

4. 生效日
Effective Date

本合同应于各方签署本合同之日生效，有效期10年，甲方可以选择续期。如果甲方在本协议期满时未能确认本协议的续期，本协议应自动续展，直至甲方交付确认函，确定本协议的续展期限。
This Agreement shall become effective upon the date hereof, and remain effective for a term of 10 years, and may be renewed at Party A's election. Should Party A fails to confirm extension of this Agreement upon the expiry of this Agreement, this Agreement shall be automatically renewed until such time Party A delivers a confirmation letter specifying the renewal term of this Agreement.

5. 管辖法律和争议解决
Governing Law and Resolution of Disputes

(i) 管辖法律
Governing law

本合同的签署、生效、解释、履行、修改和终止以及本合同项下争议的解决应受中国正式公布并可公开得到的法律管辖。对于中国正式公布并可公开得到的法律的未尽事宜，应受国际法律原则和惯例管辖。
The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

(ii) 争议的解决方法
Methods of Resolution of Disputes

如果因解释和履行本合同发生任何争议，各方应首先通过友好协商解决争议。如果在任何一方要求其他各方通过协商解决争议后 30 天之内各方未能就该等争议的解决达成一致，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其届时有效的仲裁规则仲裁解决。仲裁应在北京进行，仲裁使用的语言应为中文。仲裁裁决应是终局性的并对双方均有约束力。
In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission (“**CIETAC**”) for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

6. <u>税款和费用</u>
<u>Taxes and Fees</u>

每一方均应根据中国法律就编制和签署本合同和转让合同以及完成本合同和转让合同项下规定的交易支付由该一方发生的或对该一方征收的任何和所有转让和注册税款、花费和费用。
Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7. <u>通知</u>
<u>Notices</u>

(iii) 根据本合同所要求或允许发出的所有通知和其他通信应通过专人递送或者通过邮资预付挂号信、商业快递服务或传真发到该等一方的下列地址。每份通知还应再以电子邮件发送一份确认件。该等通知视为有效送达的日期应按如下方式确定：
All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

(iv) 通知如果是通过专人递送、快递服务或邮资预付挂号信发出的，则应视为在通知的指定收件地址于发送或拒收之日有效送达。
Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

(v) 通知如果是通过传真发出的，则应视为于成功传送之日有效送达（应以自动生成的传送确认信息为证）。
Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

(vi) 为通知的目的，各方地址如下：
For the purpose of notices, the addresses of the Parties are as follows:

甲方： **北京盈信益嘉网络科技有限公司**
Party A: **Beijing Yingxin Yijia Network Technology Co., Ltd.**
地址： 北京市怀柔区怀北镇怀北路 308 号
Address: No. 308, Huaibei Road, Huaibei Town, Huairou District, Beijing
收件人：
Attn:
电话：
Phone:

乙方：
Party B:

林建欣
LIN Jianxin
地址： 北京市朝阳区东三环中路 1 号 1 幢 1 单元 1501 内 13-14 单元
Address: Unit 13-14, NO. 1501, Unit 1, Block 1, NO. 1 East Third Ring Middle Road, Chaoyang District, Beijing
电话：
Phone:

黄少勇
HUANG Shaoyong
地址： 北京市朝阳区东三环中路 1 号 1 幢 1 单元 1501 内 13-14 单元
Address: Unit 13-14, NO. 1501, Unit 1, Block 1, NO. 1 East Third Ring Middle Road, Chaoyang District, Beijing
电话：
Phone:

丙方： **圣盈信（北京）管理咨询有限公司**
Party B: **Sheng Yingxin (Beijing) Management Consulting Co., Ltd.**
地址： 北京市朝阳区东三环中路 1 号 1 幢 1 单元 1501 内 13-14 单元
Address: Unit 13-14, NO. 1501, Unit 1, Block 1, NO. 1 East Third Ring Middle Road, Chaoyang District, Beijing
收件人：
Attn:
电话：
Phone:

(vii) 任何一方均可按本条条款通过向其他各方发出通知随时更改其通知的收件地址。
Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

8. 保密责任 Confidentiality

各方承认，其就本合同而交换的任何口头或书面资料均属机密资料。每一方均应对所有该等资料予以保密，而在未得到其他各方书面同意前，其不得向任何第三方披露任何有关资料，除下列情况外：(a)公众知悉或将会知悉该等资料(但这并非由接受资料之一方向公众披露)；(b)适用法律或任何证券交易所的规则或规定要求披露之资料；或(c)由任何一方就本合同项下所规定的交易需向其法律顾问或财务顾问披露之资料，而该法律顾问或财务顾问亦需受与本条中义务相类似之保密义务约束。任何一方所雇用的工作人员或机构对任何保密资料的披露均应被视为该等一方对该等保密资料的披露，该一方应对违反本合同承担法律责任。无论本合同以任何理由终止，本条应继续有效。
The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving Party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this Section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

9. 进一步保证 Further Warranties

各方同意迅速签署为执行本合同的各项规定和目的而合理需要的或对其有利的文件，以及采取为执行本合同的各项规定和目的而合理需要的或对其有利的进一步行动。
The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10. 其他 Miscellaneous

(viii) 修订、更改与补充
Amendment, change and supplement

对本合同作出的任何修订、更改与补充，均须经所有各方签署书面协议。

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

(ix) 完整合同
Entire agreement

除了在本合同签署后所作出的书面修订、补充或更改以外，本合同应构成本合同各方就本合同标的物所达成的完整协议，并应在本合同签署之日取代在此之前就本合同标的物所达成的所有口头和书面的协商、陈述和合同，包括但不限于各方于 2016 年 2 月 17 日签署的《独家购买权合同》。
Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and as of the date of this Agreement, shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement, including without limitation, the Exclusive Option Agreement, entered into by and among the Parties on February 17, 2016.

(x) 标题
Headings

本合同的标题仅为方便阅读而设，不应被用来解释、说明或在其他方面影响本合同的规定的含义。
The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

(xi) 语言
Language

本合同以中文和英文书就，一式四(4)份，甲方、乙方以及丙方各持一(1)份，具有同等的法律效力；中文版本和英文版本如有冲突，应以中文版本为准。
This Agreement is written in both Chinese and English language in four (4) copies, Party A, Party B and Party C having one (1) copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the English version shall prevail.

(xii) 可分割性
Severability

如果本合同有一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可强制执行，则本合同其余规定的有效性、合法性或可强制执行性不应在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代该等无效、不合法或不可强制执行的规定，而该等有效的规定所产生的经济效果应尽可能与该些无效、不合法或不可强制执行的规定所产生的经济效果相似。
In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall

strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

(xiii) 继任者
Successors

本合同对各方各自的继任者和该等各方所允许的受让方应具有约束力并应对其有利。
This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

(xiv) 继续有效
Survival

(xv) 本合同期满或提前终止前因本合同而发生的或到期的任何义务在本合同期满或提前终止后应继续有效。
Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

(xvi) 第 5、7、8 条和本第 10.8 条的规定在本合同终止后应继续有效。
The provisions of Sections 5, 7, 8 and this Section 10.8 shall survive the termination of this Agreement.

(xvii) 弃权
Waivers

任何一方均可以对本合同的条款和条件作出弃权，但该等弃权必须经书面作出并须经各方签字。任何一方在某种情况下就其他各方的违约所作出的弃权不应被视为该等一方在其他情况下就类似的违约作出弃权。
Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

[以下无正文]
[The space below is intentionally left blank.]

有鉴于此，各方已促使其授权代表于文首所述日期签署了本独家购买权合同，以昭信守。
IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

甲方： 北京盈信益嘉网络科技有限公司（盖章）
Party A: Beijing Yingxin Yijia Network Technology Co., Ltd. (Seal)

签署：
By: ______________________

姓名：林建欣
Name: LIN Jianxin
职务： 法定代表人
Title: Legal Representative

有鉴于此，各方已促使其授权代表于文首所述日期签署了本独家购买权合同，以昭信守。
IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

乙方：
Party B:

林建欣

LIN Jianxin

签署：
By: 林建欣

黄少勇

HUANG Shaoyong

签署：
By: 黄少勇

有鉴于此，各方已促使其授权代表于文首所述日期签署了本独家购买权合同，以昭信守。
IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

丙方：　圣盈信（北京）管理咨询有限公司（盖章）
Party C: Sheng Yingxin (Beijing) Management Consulting Co., Ltd. (Seal)

签署：
By: 林建欣

姓名：林建欣
Name: LIN Jianxin
职务：法定代表人
Title: Legal Representative